Exhibit 99.1

Symmetricom Reports First Quarter Fiscal Year 2014 Financial Results

October 21, 2013

Contact:

Justin Spencer

Chief Financial Officer

+1-408-428-7801

jspencer@symmetricom.com

Symmetricom Reports First Quarter

Fiscal Year 2014 Financial Results

Enters Proposed Transaction with Microsemi Corporation

•	Net revenue of $48.0 million

•	Net loss of $1.0 million, or $0.02 per share

•	Non-GAAP net income of $0.9 million, or $0.02 per share

•	Free cash flow of $2.7 million

SAN JOSE, Calif. — October 21, 2013 — Symmetricom, Inc. (NASDAQ:SYMM), a worldwide leader in precision time and frequency technologies, today reported financial results for its first quarter of fiscal year 2014 ended September 29, 2013.

In a separate announcement earlier today, Symmetricom and Microsemi Corporation announced that they have entered into a definitive agreement whereby Microsemi will acquire Symmetricom for $7.18 per share, in a transaction valued at approximately $230 million, net of Symmetricom’s projected cash balance at closing. As a result of this pending transaction Symmetricom has accelerated the release of its first quarter fiscal 2014 earnings, suspended its prior practice of providing quarterly financial guidance and cancelled its conference call to discuss first quarter fiscal 2014 results scheduled for Tuesday, October 22, at 1:30 p.m. Pacific Time.

Net revenue for the first quarter of fiscal 2014 was $48.0 million, compared to $56.4 million reported for the first quarter of fiscal 2013. Symmetricom reported a net loss of $1.0 million, or $0.02 per share, for the first quarter of fiscal 2014, compared to net loss of $0.2 million, or $0.01 per share, in the first quarter of fiscal 2013.

Non-GAAP net income for the first quarter of fiscal 2014 was $0.9 million, or $0.02 per share, compared to $1.6 million, or $0.04 per share, reported for the first quarter of fiscal 2013.

Cash, cash equivalents and short-term investments totaled $79.8 million as of September 29, 2013 compared to $75.5 million reported as of June 30, 2013. Net cash provided by operating activities in the first quarter was $4.3 million, and property, plant and equipment purchases were approximately $1.6 million, resulting in free cash flow of $2.7 million.

“We made significant progress executing our business plan in the quarter, as we delivered results in-line with our expectations,” said Liz Fetter, Chief Executive Officer of Symmetricom.

Symmetricom Reports First Quarter Fiscal Year 2014 Financial Results

October 21, 2013

Business Segment Revenue Results

Revenue in the Communications Business in the first quarter of fiscal 2014 was $23.6 million, compared to $31.4 million reported in the first quarter of fiscal 2013. Revenue in the Government and Enterprise Business in the first quarter of fiscal 2014 was $24.5 million, compared to $25.0 million reported in the first quarter of fiscal 2013.

About Symmetricom, Inc.

Symmetricom (NASDAQ:SYMM), a world leader in precise time solutions, sets the world’s standard for time. The Company generates, distributes and applies precise time for the communications, aerospace/defense, IT infrastructure and metrology industries. Symmetricom’s customers, from communications service providers and network equipment manufacturers to governments and their suppliers worldwide, are able to build more reliable networks and systems by using the Company’s advanced timing technologies, atomic clocks, services and solutions. All products support today’s precise timing standards, including GPS-based timing, IEEE 1588 (PTP), Network Time Protocol (NTP), Synchronous Ethernet and DOCSIS® timing. Symmetricom is based in San Jose, California, with offices worldwide. For more information, visit: http://www.symmetricom.com or join the dialogue at http://www.twitter.com/symmetricom.

Important Information and Where To Find It

The transaction referred to above will be effected through a tender offer which has not yet commenced. No statement in this document is an offer to purchase or a solicitation of an offer to sell any shares of the common stock of Symmetricom or any other securities. At the time the Offer is commenced, Microsemi Corporation (“Microsemi”) and PETT Acquisition Corp., a wholly owned subsidiary of Microsemi, will file a tender offer statement on Schedule TO with the United States Securities and Exchange Commission (the “SEC”), and Symmetricom will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC. Any offers to purchase or solicitations of offers to sell may be made only pursuant to such tender offer statement. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A LETTER OF TRANSMITTAL AND RELATED DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE OFFER WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These materials, when prepared and ready for release, will be made available to Symmetricom’s stockholders at no expense to them. In addition, investors and security holders may obtain a free copy of such materials (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the tender offer, which will be named in the tender offer statement.

Non-GAAP Information

Certain non-GAAP financial information is included in this press release. In the reconciliation of GAAP to non-GAAP results, Symmetricom excludes certain items related to non-cash equity-based compensation, acquisition-related costs, amortization of intangible assets, restructuring charges, executive transition costs and off-shore development transition costs that the Company does not consider indicative of its ongoing performance. The income tax effect after these non-GAAP adjustments is determined based upon Symmetricom’s estimate of its annual non-GAAP effective tax rate excluding these non-GAAP adjustments. Symmetricom believes that excluding such items provides investors, analysts and management with a representation of the Company’s core operating performance and with information useful in assessing, in conjunction with GAAP results, underlying trends in operating performance. Management uses such non-GAAP information to evaluate financial results and to establish operational goals. Non-GAAP information should not be considered superior to or as a substitute for data prepared in accordance with GAAP. A reconciliation of the non-GAAP results to the GAAP results is provided in the financial schedules portion of this press release.

Free cash flow is defined as net cash provided by or used in operating activities minus purchases of property, plant and equipment. Symmetricom believes this metric provides useful information to its

Symmetricom Reports First Quarter Fiscal Year 2014 Financial Results

October 21, 2013

investors, analysts, and management about the level of cash generated by or used in normal business operations, including the use of cash for the purchase of property, plant and equipment. Management also views it as a measure of cash available to pay debt and return cash to stockholders. Free cash flow is not a GAAP financial measure and should not be considered superior to or a substitute for operating cash flow or other cash flow data prepared in accordance with GAAP.

Safe Harbor

This press release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those sections. These forward-looking statements include statements concerning the expected closing of the acquisition, and future performance and growth as well as the information regarding the usefulness of the non-GAAP financial information. The statements in this press release are made as of the date of this press release, even if subsequently made available by Symmetricom on its website or otherwise. Symmetricom expressly disclaims any obligation to update or revise any forward-looking statement contained herein, whether as a result of a change in its expectations, a change in any events, conditions or circumstances on which a forward-looking statement is based, or otherwise. Symmetricom’s actual results could differ materially from those projected or suggested in these forward-looking statements. Factors that could cause future actual results to differ materially from the results projected in or suggested by such forward-looking statements include, but are not limited to, risks associated with uncertainties as to the timing of the tender offer and the subsequent merger; uncertainties as to how many of Symmetricom’s stockholders will tender their shares of common stock in the tender offer; the possibility that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the offer or the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the offer or the merger; the effects of disruption from the transactions on Symmetricom’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the risk that stockholder litigation in connection with the tender offer or the merger may result in significant costs of defense, indemnification and liability; and other risks and uncertainties pertaining to the business of Symmetricom, including, the extent and magnitude of customer orders received and shipped within the same quarter, risks relating to general economic conditions in the markets we address and the telecommunications and government markets in general, risks related to the development of our new products and services, reliance on our contract manufacturer, the effects of increasing competition and competitive pricing pressure, uncertainties associated with changing intellectual property laws or misappropriation of intellectual property, developments in and expenses related to litigation, the inability to obtain sufficient amounts of key components, the rescheduling or cancellation of key customer orders, the loss of a key customer, the effects of new and emerging technologies, the risk that excess inventory may result in write-offs, price erosion and decreased demand, fluctuations in the rate of exchange of foreign currency, changes in our effective tax rate, market acceptance of our new products and services, technological advancements, undetected errors, design flaws, defects in our products or start-up manufacturing difficulties, the risks associated with our international sales, potential short-term investment losses and other risks due to credit market dislocation, geopolitical risks and risk of terrorist activities, the risks associated with attempting to integrate other companies and businesses we acquire, and the risk factors listed from time to time in Symmetricom’s reports filed with the Securities and Exchange Commission, including the annual report on Form 10-K for the fiscal year ended June 30, 2013 and subsequent Forms 10-Q and 8-K.

SYMM-F

Symmetricom Reports First Quarter Fiscal Year 2014 Financial Results

October 21, 2013

SYMMETRICOM, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(unaudited)

	Three months ended
	September 29,	June 30,	September 30,
	2013	2013	2012
Net revenue	$48,044	$52,099	$56,391
Cost of sales:
Cost of products and services	27,382	27,538	31,900
Amortization of purchased technology	194	475	234
Restructuring charges	8	572	(45)

Total cost of sales	27,584	28,585	32,089

Gross profit	20,460	23,514	24,302
Gross margin	42.6%	45.1%	43.1%
Operating expenses:
Research and development	6,795	7,975	8,313
Selling, general and administrative	14,161	15,119	16,227
Amortization of intangible assets	86	87	86
Restructuring charges	962	2,650	55

Total operating expenses	22,004	25,831	24,681

Operating income (loss)	(1,544)	(2,317)	(379)
Interest income, net of amortization (accretion) of premium (discount) on investments	88	204	(36)

Income (loss) before income taxes	(1,456)	(2,113)	(415)
Income tax provision (benefit)	(456)	(567)	(212)

Net income (loss)	$(1,000)	$(1,546)	$(203)

Earnings (loss) per share:
Basic	$(0.02)	$(0.04)	$(0.01)
Diluted	$(0.02)	$(0.04)	$(0.01)
Shares used in computing earnings (loss) per share:
Weighted average shares outstanding - basic	40,863	40,661	40,510

Weighted average shares outstanding - diluted	40,863	40,661	40,510

Symmetricom Reports First Quarter Fiscal Year 2014 Financial Results

October 21, 2013

SYMMETRICOM, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(unaudited)

	September 29,	June 30,
	2013	2013
ASSETS
Current assets:
Cash and cash equivalents	$31,965	$29,358
Short-term investments	47,881	46,131
Accounts receivable, net	35,743	38,756
Inventories, net	41,219	44,516
Prepaids and other current assets	20,158	18,389

Total current assets	176,966	177,150
Property, plant and equipment, net	23,286	23,869
Intangible assets, net	2,678	2,958
Deferred taxes and other assets	27,340	26,951

Total assets	$230,270	$230,928

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,635	$7,813
Accrued compensation	11,255	13,702
Accrued warranty	1,626	1,550
Other accrued liabilities	11,391	12,483

Total current liabilities	32,907	35,548
Long-term obligations	4,833	5,264
Deferred income taxes	334	334

Total liabilities	38,074	41,146
Stockholders’ equity:
Common stock	201,521	198,227
Accumulated other comprehensive loss	(156)	(276)
Accumulated deficit	(9,169)	(8,169)

Total stockholders’ equity	192,196	189,782

Total liabilities and stockholders’ equity	$230,270	$230,928

Symmetricom Reports First Quarter Fiscal Year 2014 Financial Results

October 21, 2013

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(unaudited)

	Three months ended
	September 29,	June 30,	September 30,
	2013	2013	2012
Reconciliation from GAAP to Non-GAAP GAAP Net income (loss)	$(1,000)	$(1,546)	$(203)
Add Non-GAAP adjustments:
Equity-based compensation expense:
Cost of products and services	239	222	291
Research and development	176	219	361
Selling, general and administrative	1,139	1,425	1,120

Total equity-based compensation expense	1,554	1,866	1,772
Amortization of intangible assets:
Cost of products and services	194	475	234
Operating expenses	86	87	86

Total amortization of intangible assets	280	562	320
Restructuring charges	970	3,222	10
Executive transition costs	77	1,376	—
Off-shore development transition costs	—	—	729
Income tax effect of Pretax Non-GAAP adjustments	(980)	(2,452)	(1,070)

Non-GAAP Net income	$901	$3,028	$1,558

Earnings (loss) per share-diluted:
GAAP income (loss)	$(0.02)	$(0.04)	$(0.01)
Non-GAAP income	$0.02	$0.07	$0.04
Weighted average shares outstanding - diluted	41,217	41,015	41,675

Symmetricom Reports First Quarter Fiscal Year 2014 Financial Results

October 21, 2013

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(unaudited)

			Three months ended
			September 29,	June 30,	September 30,
			2013	2013	2012
GAAP Revenue			$48,044	$52,099	$56,391
Reconciliation from GAAP to Non-GAAP Gross Profit:
GAAP Gross profit	(A	)	$20,460	$23,514	$24,302
GAAP Gross margin			42.6%	45.1%	43.1%
Non-GAAP adjustments:
Equity-based compensation expense			239	222	291
Amortization of purchased technology			194	475	234
Restructuring charges			8	572	(45)

Non-GAAP Gross profit	(B	)	$20,901	$24,783	$24,782

Non-GAAP Gross margin			43.5%	47.6%	43.9%
Reconciliation from GAAP to Non-GAAP Operating Expense:
GAAP Operating expenses	(C	)	$22,004	$25,831	$24,681
Operating expense % to revenue			45.8%	49.6%	43.8%
Non-GAAP adjustments:
Equity-based compensation expense			(1,315)	(1,644)	(1,481)
Amortization of intangible assets			(86)	(87)	(86)
Restructuring charges			(962)	(2,650)	(55)
Executive transition costs			(77)	(1,376)	—
Off-shore development transition costs			—	—	(729)

Non-GAAP operating expenses	(D	)	$19,564	$20,074	$22,330

Non-GAAP operating expenses % to revenue			40.7%	38.5%	39.6%
Reconciliation from GAAP to Non-GAAP Operating Income:
GAAP Operating income	(A	) - (C)	$(1,544)	$(2,317)	$(379)

Operating income % to revenue			-3.2%	-4.4%	-0.7%
Non-GAAP Operating income	(B	) - (D)	$1,337	$4,709	$2,452

Non-GAAP Operating income % to revenue			2.8%	9.0%	4.3%